UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2003

OVERLAND STORAGE, INC.

(Exact name of registrant as specified in its charter)

CALIFORNIA	000-22071	95-3535285
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4820 Overland Avenue, San Diego, California 92123
(Address of principal executive offices, including zip code)

(858) 571-5555
(Registrant’s telephone number, including area code)

Item 5.                                                         Other Events.

On May 15, 2003, Overland Storage, Inc. (the “Company”) announced the sale of 1,430,000 shares of the Company’s common stock at a 10% discount to the closing market price on May 12, 2003.  The press release dated May 15, 2003 is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.                                                           Financial Statements and Exhibits.

(c)               Exhibits

(99.1)                                      Press release issued by Overland Storage, Inc. on May 15, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OVERLAND STORAGE, INC.

Date: May 15, 2003		/s/ Vernon A. LoForti
	By:	Vernon A. LoForti
Vice President & CFO